John Hancock Funds II
Supplement dated December 11, 2015 to the current Summary Prospectus, as may be supplemented to date

Retirement Choices at 2010 Portfolio

Retirement Choices at 2015 Portfolio

(each, a “Fund” and together, the “Funds”)

Reorganization

On December 10, 2015, the Board of Trustees (the “Board”) of John Hancock Funds II, of which each Fund is a series, voted to recommend that the shareholders of Retirement Choices at 2010 Portfolio (“RC 2010”) approve a reorganization, that is expected to be tax-free, of RC 2010 into Retirement Choices at 2015 Portfolio (“RC 2015”), as described below (the “Reorganization”). Shareholders of record as of January 22, 2016, will be entitled to vote on the Reorganization. The Funds have each reached the end of their retirement glide paths and have substantially similar investment portfolios.

Under the terms of the Reorganization, subject to shareholder approval at a shareholder meeting scheduled to be held on or about April 11, 2016, RC 2010 would transfer all of its assets to RC 2015 in exchange for shares of RC 2015. RC 2015 would also assume substantially all of RC 2010’s liabilities. The shares of RC 2015 would then be distributed to RC 2010’s shareholders, and RC 2010 would be terminated. If approved by RC 2010’s shareholders, the Reorganization is expected to occur as of the close of business on or about April 22, 2016 (the “Closing Date”). Further information regarding the proposed Reorganization will be contained in a proxy statement and prospectus, which is scheduled to be mailed to RC 2010’s shareholders in February, 2016.

RC 2010 will remain open to purchases and redemptions from existing shareholders until the Closing Date. RC 2010 will not accept orders from new investors to purchase shares of RC 2010 effective as of the close of business on January 21, 2016.

Prior to the Reorganization, any dividends paid will be paid in accordance with the current dividend option of an account; accounts in which the dividend reinvestment option has been chosen will receive any dividends in the form of additional shares of RC 2010.

To satisfy an Internal Revenue Service requirement, if the Reorganization is consummated, RC 2010 hereby designates the maximum amount of the net long term gains earned as a capital gain dividend, if any, with respect to RC 2010’s final taxable year. Please refer to Form 1099-DIV for tax reporting purposes.

Name, Investment Objective, and Strategy Changes for RC 2015

Effective at the time of, and contingent upon, the Reorganization, RC 2015 will adopt certain changes to its investment objective, principal investment strategies and non-fundamental policies, and will change its name from “Retirement Choices at 2015 Portfolio” to “Retirement Choices Income Portfolio.” These changes are intended to reflect the fact that RC 2015 has reached the end of its retirement glide path and is now and will continue to be designed for investors in or near retirement, as opposed to investors who anticipate retiring in the future. These changes will not result directly in any change in portfolio composition.

The foregoing is not an offer to sell, nor a solicitation of an offer to buy, any shares in connection with the Reorganization, nor is it a solicitation of any proxy.  For important information regarding RC 2010 or RC 2015, or to receive a free copy of a proxy statement/prospectus relating to the Reorganization, once it is available, please call the Funds’ toll-free telephone number: 800-225-5291. The proxy statement/prospectus contains important information about fund objectives, strategies, fees, expenses, risks, and the Board’s considerations in approving the Reorganization. The proxy statement/prospectus also will be available for free on the SEC’s website (www.sec.gov).  Please read the proxy statement/prospectus carefully before making any decision to invest in any shares in connection with the Reorganization or when considering whether to vote for the Reorganization.

You should read this Supplement in conjunction with the Summary Prospectus and retain it for your future reference.